Exhibit 99.1

News From Aon

Investor Contact:	Media Contact:
Scott Malchow	David Prosperi
Vice President, Investor Relations	Vice President, Global Public Relations
312-381-3983	312-381-2485

For immediate release

Aon Stockholders Approve Share Issuance in Hewitt Merger

CHICAGO, September 20, 2010 — At a special meeting of stockholders of Aon Corporation (NYSE:AON) held today, Aon stockholders voted in favor of a proposal to approve the issuance of shares of Aon common stock to stockholders of Hewitt Associates Inc., pursuant to the previously announced Agreement and Plan of Merger, dated as of July 11, 2010, between Aon, two wholly owned subsidiaries of Aon, and Hewitt.  Earlier in the day, stockholders of Hewitt approved adoption of the Agreement and Plan of Merger at a special meeting of Hewitt’s stockholders.  Completion of the transaction remains subject to customary closing conditions, including the receipt of certain regulatory approvals.

About Aon
Aon Corporation (NYSE: AON) is the leading global provider of risk management services, insurance and reinsurance brokerage, and human capital consulting. Through its more than 36,000 colleagues worldwide, Aon delivers distinctive client value via innovative and effective risk management and workforce productivity solutions. Aon’s industry-leading global resources and technical expertise are delivered locally through more than 500 offices in more than 120 countries. Named the world’s best broker by Euromoney magazine’s 2008, 2009 and 2010 Insurance Survey, Aon also ranked highest on Business Insurance’s listing of the world’s largest insurance brokers based on commercial retail, wholesale, reinsurance and personal lines brokerage revenues in 2008 and 2009. A.M. Best deemed Aon the number one insurance broker based on brokerage revenues in 2007, 2008 and 2009, and Aon was voted best insurance intermediary, best reinsurance intermediary and best employee benefits consulting firm in 2007, 2008 and 2009 by the readers of Business Insurance. Visit http://www.aon.com for more information on Aon and http://www.aon.com/unitedin2010 to learn about Aon’s global partnership and shirt sponsorship with Manchester United.

Safe Harbor Statement
This communication contains certain statements related to future results, or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Potential factors that could impact results include: the possibility that the expected efficiencies and cost savings from the proposed transaction will not be realized, or will not be realized within the expected time period; the ability to obtain governmental approvals of the merger on the proposed terms and schedule contemplated by the parties; the failure of stockholders of Hewitt to approve the proposed merger; the failure of the stockholders if Aon to approve the issuance of Aon common stock to Hewitt stockholders; the risk that the Aon and Hewitt businesses will not be integrated successfully; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the possibility that the proposed transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions; general economic conditions in different countries in which Aon and Hewitt do business around the world; changes in global equity and fixed income markets that could affect the return on invested assets; fluctuations in exchange and interest rates that could influence revenue and expense; rating agency actions that could affect Aon’s ability to borrow funds; funding of Aon’s various pension plans; changes in the competitive environment; changes in commercial property and casualty markets and commercial premium rates that could impact revenues; the outcome of inquiries from regulators and investigations related to compliance with the U.S. Foreign Corrupt Practices Act and non-U.S. anti-corruption laws; the impact of investigations brought by U.S. state attorneys general, U.S. state insurance regulators, U.S. federal prosecutors, U.S. federal regulators, and regulatory authorities in the U.K. and other countries; the impact of class actions and individual lawsuits including client class actions, securities class actions, derivative actions and ERISA class actions; the cost of resolution of other contingent liabilities and loss contingencies; and the ability to realize the anticipated benefits to Aon of the Benfield merger.  Further information concerning Aon, Hewitt, and their business, including factors that potentially could materially affect Aon’s and Hewitt’s financial results, is contained in Aon’s and Hewitt’s filings with the Securities and Exchange Commission (the “SEC”).  See Aon’s and Hewitt’s Annual Reports on Form 10-K and Annual Reports to Stockholders for the fiscal years ended December 31, 2009 and September 30, 2009, respectively, and other public filings with the SEC for a further discussion of these and other risks and uncertainties applicable to our businesses. Neither Aon nor Hewitt undertakes, and each of them expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in their respective expectations, except as required by law.

Additional Information
This communication does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval.  This communication is being made in respect of the proposed transaction involving Aon and Hewitt.  In connection with the proposed transaction, Aon and Hewitt will be filing documents with the SEC, including the filing by Aon of a registration statement on Form S-4, and Aon and Hewitt intend to mail a joint proxy statement regarding the proposed merger to their respective stockholders that will also constitute a prospectus of Aon. Before making any voting or investment decision, investors and stockholders are urged to read carefully in their entirety the joint proxy statement/prospectus regarding the proposed transaction and any other relevant documents filed by either Aon or Hewitt with the SEC when they become available because they will contain important information about the proposed transaction.  You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov), by accessing Aon’s website at www.aon.com under the heading “Investor Relations” and then under the link “SEC Filings” and from Aon by directing a request to Aon at Aon Corporation, 200 E. Randolph Street, Chicago, Illinois 60601, Attention: Investor Relations, and by accessing Hewitt’s website at www.hewitt.com under the heading “Investor Relations” and then under the link “Reports & SEC Filings” and from Hewitt by directing a request to Hewitt at Hewitt Associates, Inc., 100 Half Day Road, Lincolnshire, Illinois 60069, Attention: Investor Relations.

Aon and Hewitt and their respective directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Aon’s directors and executive officers in its definitive proxy statement filed with the SEC on April 7, 2010. You can find information about Hewitt’s directors and executive officers in its definitive proxy statement filed with the SEC on December 16, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You can obtain free copies of these documents from Aon and Hewitt using the contact information above.

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